UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada		L6K 2Y1
(Address of principal executive offices)		(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 28, 2009, Tim Hortons Inc., a corporation incorporated under the Canada Business Corporations Act (the “Corporation”), became the publicly held parent company of the group of companies previously controlled by Tim Hortons Inc., a Delaware corporation, as a result of a public company reorganization. In connection with the reorganization, the Corporation filed registration statements under CIK #0001467019 and it is contemplated that no further filings will be made by the Corporation under CIK #0001467019. In an effort to avoid the potential confusion which may be caused by having two corporations with identical file names on the Next-Generation EDGAR System, the Corporation has changed the file name associated with CIK#0001467019 to “Tim Hortons Inc. Restructure Filings Transitional” to distinguish it from the Corporation’s primary CIK#0001345111. For all other filings of the Corporation, please refer to CIK# 0001345111.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: June 15, 2010	By:	/s/ JILL E. AEBKER
Jill E. Aebker Deputy General Counsel and Secretary